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                                                                  Exhibit 99 (b)
[DURA LETTERHEAD]


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
REGARDING FACTS AND CIRCUMSTANCES RELATING TO
EXCHANGE ACT FILINGS

I, David R. Bovee, state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of Dura Automotive Systems, Inc., and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Company's audit committee.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - December 31, 2001 Annual Report on Form 10-K of Dura Automotive Systems, Inc.;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dura Automotive Systems, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.

/s/ David R. Bovee                                    Subscribed and sworn to
    --------------                                    before me this 13th day of
David R. Bovee                                        August 2002.
Vice President and
Chief Financial Officer
(Principal Financial Officer)                         /s/ Carole Waldschmidt
August 13, 2002                                           ------------------
                                                      Notary Public
                                                      My Commission Expires:
                                                      March 26, 2004